Phoenix Investment Partners


                                       APRIL 30, 1999


ANNUAL REPORT



                                       Phoenix Income
                                       and Growth Fund



[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this report for the Phoenix Income and Growth Fund for the fiscal year ended April 30, 1999.

  The last 12 months were a particularly volatile period for both the stock and bond markets, spurred by the Russian currency devaluation last summer. It was also a period of wide disparity in performance of large-capitalization stocks versus small-capitalization stocks and growth-oriented investment styles versus value investing.

  Disparity in performance was even more notable in the fixed-income markets as investors everywhere flocked to the high credit quality of U.S. Treasury securities, driven by the uncertainty surrounding the length and depth of the global liquidity crisis last year. We saw this trend reverse, however, in the first quarter of 1999, when lower quality bonds generally outperformed higher quality bonds.

  During such market extremes, it is important to keep a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, the Fund's portfolio management team discuss market factors that affected portfolio performance and share their outlook for the next six to 12 months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 1999
--------------------------------------------------------------------------------

             Mutual funds are not insured by the FDIC; are not
             deposits or other obligations of a bank and are not
             guaranteed by a bank; and are subject to
             investment risks, including possible loss of the
             principal invested.
--------------------------------------------------------------------------------

PHOENIX INCOME AND GROWTH FUND

A DISCUSSION WITH FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks current yield and conservation of capital as well as the potential for long-term capital appreciation. The Fund's asset allocation is approximately 40% equity and 60% fixed-income securities. Investors should note that the Fund might invest in high-yield securities as well as foreign bonds. High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are lower yielding bonds. In addition, foreign investing involves special risks, such as currency fluctuation, less public disclosure and economic and political risks.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 1999, Class A shares returned 6.97% and Class B shares returned 6.18% compared with 12.90% for the Fund's benchmark(1) and an average return of only 5.22% for a peer group of 93 mutual funds with income as their investment objective, according to Lipper Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE MARKET FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

A: Large-capitalization stocks dominated small-cap stocks over the past year ended April 30, 1999. The large cap S&P 500 returned 21.8% versus a negative (9.2)% return for the small-cap Russell 2000 Index(2). Portfolio managers have favored large-cap stocks for their liquidity and strong earnings generated by restructuring benefits and economies of scale.

    In terms of style, growth stocks returned more than value type companies, which we invest in. The S&P 500 Barra Growth Index(3) returned 32.0% versus a 15.1% return for the S&P 500 Barra Value Index(4) for the year. There was a "flight to quality" as investors sought refuge in blue-chip growth stocks, as there was the perception the economy would slow and dependable earnings growth would become a scarce commodity. In retrospect, this has hardly been the case. Economic growth and earnings gains in the first quarter of this year have exceeded expectations. As a result, small-capitalization stocks and value companies have become fashionable once again.

    Through the end of December, consumer cyclical stocks and technology-based companies posted strong returns. From December through April, there has been a rebound in companies in

(1) THE FUND'S BENCHMARK IS A COMPOSITE INDEX MADE UP OF 40% OF THE S&P 500 INDEX RETURN AND 60% OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURN. THE COMPOSITE BENCHMARK IS NOT AVAILABLE FOR DIRECT INVESTMENT. THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF SMALL-CAPITALIZATION STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 BARRA GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LARGE-CAP, GROWTH-ORIENTED STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) THE S&P 500 BARRA VALUE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LARGE-CAP, VALUE-ORIENTED STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

the basic materials and energy sectors. Improvements in Asian economies, an OPEC agreement to reduce oil output and improved pricing in the paper and metals markets have stirred renewed interest in these cyclical stocks.

    Within the fixed-income portion of the Fund, dislocations in bond markets around the world during the latter part of 1998 held back overall performance. While problems in Russia were the catalyst for the sudden drop in the value of emerging-market debt last summer, virtually every country, both developed and emerging, was negatively affected on a relative basis.

    By the end of the first quarter of 1999, most of the damage done to the bond market last year was cleared away. Newspaper stories on emerging-market countries have retreated to the inside pages, and the tenor of the reporting has changed from terrifying to modestly upbeat. Yield spreads have tightened across the board to the point that they are much closer to where they were in June of 1998 than at the absolute wide points of August through October.

Q: WHAT WERE THE BEST AS WELL AS THE MOST DISAPPOINTING PERFORMERS?

A: The portfolio benefited from holdings in the retail, computer and telecommunications equipment industries. Balancing out those gains were laggards in the electric and gas utility group.

    One of our best retail stocks was Wal-Mart Stores. The company delivered considerable earnings growth due to a strong domestic economy and the "wealth-effect" of the rising stock market. In the company's most recent earnings report, Wal-Mart indicated shoppers have focused their spending on clothing, lawn and garden and household goods. In the computer industry, both Microsoft and IBM were top performers as they consistently beat earnings expectations on strong product sales. Lucent Technologies was a big gainer in the telecommunications equipment industry. Lucent had strong product sales as telephone companies continue to expand their infrastructure to handle increasing voice and data traffic.

    As mentioned, weighing on the portfolio's performance were holdings in the electric and gas utility industries. Despite being statistically cheap, the stocks performed poorly due to rising interest rates and higher energy prices. Two of our holdings with unsatisfactory results in this group were LG&E Energy and Sempra Energy.

    Performance in the fixed-income portion of the portfolio was negatively affected by our exposure to more credit-sensitive sectors of the market last year. While we had sold out of Brazil on the first trading day of 1999 and avoided the impact of the devaluation, we held other positions that were vulnerable. As a result, we have lowered the portfolio's overall allocation to emerging markets in favor of domestic high yield. We have reduced our exposure in Argentina and sold completely out of Peru. Currently, we are invested in three regions, represented by countries with strong fundamentals.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

A: After a strong 1998 and first quarter of 1999, we expect another year of positive surprises for the U.S. economy. Lower interest rates in Europe and improving Asian economies should help domestic companies with overseas sales. Earnings estimates for the S&P 500 have been revised higher since the start of the year. It seems economists and analysts were too pessimistic in their initial assumptions for the economy and corporate earnings.

    Recent observations show that manufacturing activity is improving, consumers continue to spend, and business investment remains strong. At this point, the main concern we have is rising long-term interest rates due to faster-than-expected economic growth. If growth is too strong, the risk is that the Federal Reserve begins to raise interest rates. That is never good news for stock market investors.

    We believe the fixed-income portion of the portfolio is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors, given their very favorable valuations. Specifically, we see value in the commercial mortgage-backed sector, domestic high yield, taxable municipal issues and select U.S. dollar-denominated below investment-grade foreign holdings.

    We are optimistic that yield spreads will continue to return to "more realistic" historical levels. Bond market volatility toned down in the first quarter of 1999 but is still higher than historical averages. However, we still expect 1999 to be less volatile than 1998.

    The market continues to pay investors a large premium as compensation for taking risk, and this premium serves as a cushion against an economic slowdown, credit problems and global instability. For those investors willing and able to be patient and discerning, we believe these factors present strong opportunities.

                                                                    MAY 14, 1999

Phoenix Income and Growth Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 4/30/99      DATE
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                    6.97%  12.77%     11.67%      --            --
Class A Shares at POP(3)                    1.89   11.67      11.13       --            --
Class B Shares at NAV(2)                    6.18   11.95      --          10.75%       1/3/92
Class B Shares with CDSC(4)                 2.54   11.95      --          10.75        1/3/92
Balanced Benchmark(7)                      12.90   15.50      12.98       12.38        Note 5
S&P 500 Index(8)                           21.82   26.95      18.84       19.99        1/3/92

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 1/1/92 to 4/30/99.
(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(7) The Balanced Benchmark is a composite index made up of 40% of the S&P 500 Index return and 60% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.
(8) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PHOENIX INCOME & GROWTH        BALANCED
                 FUND CLASS A(6)          BENCHMARK(7)     S&P 500 STOCK INDEX(8)
4/30/89                       $9,525.00       $10,000.00                 $10,000.00
4/30/90                       $9,966.13       $11,518.38                 $11,043.42
4/30/91                      $11,420.87       $13,109.05                 $12,990.55
4/30/92                      $13,280.13       $14,610.50                 $14,804.53
4/30/93                      $15,243.27       $16,676.48                 $16,172.93
4/30/94                      $15,759.06       $17,017.56                 $17,037.31
4/30/95                      $16,697.44       $18,579.48                 $20,014.65
4/30/96                      $19,871.19       $22,102.09                 $26,074.00
4/30/97                      $22,043.66       $24,502.40                 $32,645.91
4/30/98                      $26,863.71       $30,770.30                 $46,118.09
4/30/99                      $28,736.15       $34,405.22                 $56,179.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       20%
Financials                        18
Consumer Cyclicals                16
Capital Goods                     10
Health Care                       10
Communication Services             8
Cunsumer Staples                   7
Other                             11

Phoenix Income and Growth Fund

  TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  Microsoft Corp.                                                1.5%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Intel Corp.                                                    1.1%
        DESIGNS, DEVELOPS AND MARKETS MICROCOMPUTER COMPONENTS
    3.  Ford Motor Co.                                                 1.0%
        MANUFACTURER OF CARS, VANS, TRUCKS, TRACTORS AND ACCESSORIES
    4.  Chase Manhattan Corp. (The)                                    1.0%
        DOMESTIC AND INTERNATIONAL FINANCIAL SERVICES PROVIDER
    5.  AT&T Corp.                                                     0.9%
        PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
    6.  Wal-Mart Stores, Inc.                                          0.9%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS
    7.  Lucent Technologies, Inc.                                      0.9%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    8.  Fannie Mae                                                     0.8%
        MORTGAGE INSURER
    9.  International Business Machines Corp.                          0.8%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
   10.  Bank One Corp.                                                 0.8%
        THE NATION'S FIFTH LARGEST BANK HOLDING COMPANY

                         INVESTMENTS AT APRIL 30, 1999

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
U.S. GOVERNMENT SECURITIES--5.2%
U.S. TREASURY BONDS--0.5%
U.S. Treasury Bonds 5.25%, 11/15/28...............      AAA      $  4,720   $   4,364,550
U.S. TREASURY NOTES -- 4.7%
U.S. Treasury Notes 5.375%, 1/31/00(g)............      AAA        16,750      16,813,533
U.S. Treasury Notes 5.50%, 3/31/00................      AAA        15,500      15,586,501
U.S. Treasury Notes 4.50%, 9/30/00................      AAA         5,090       5,052,149
U.S. Treasury Notes 4.625%, 11/30/00..............      AAA         2,500       2,483,247
U.S. Treasury Notes 5%, 2/28/01...................      AAA           600         599,027
U.S. Treasury Notes 4.75%, 2/15/04................      AAA           450         441,000
                                                                            -------------
                                                                               40,975,457
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $45,457,009)                                                  45,340,007
-----------------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--3.5%

GNMA 6.50%, '23-'28...............................      AAA        30,722      30,652,499
-----------------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $30,055,938)                                                  30,652,499
-----------------------------------------------------------------------------------------

MUNICIPAL BONDS--9.5%

CALIFORNIA--4.4%
Fresno County Pension Obligation Taxable 6.21%,
8/15/06...........................................      AAA         5,600       5,565,000

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
CALIFORNIA--CONTINUED

Kern County Pension Obligation Revenue Taxable
7.26%, 8/15/14....................................      AAA      $  4,500   $   4,770,000

Long Beach Pension Obligation Taxable 6.87%,
9/1/06............................................      AAA         3,000       3,097,500

Los Angeles County Public Works Lease Revenue PJ
V-B 5.125%, 12/1/29...............................      AAA         2,560       2,550,400

Oakland Pension Obligation Taxable
Revenue Series A 6.91%, 12/15/07..................      AAA         1,885       1,955,687

Oakland Pension Obligation Taxable Revenue Series
A 6.95%, 12/15/08.................................      AAA         3,650       3,805,125

Orange County Pension Obligation Revenue Taxable
Series A 7.62%, 9/1/08............................      AAA         4,520       4,915,500

Sacramento County Pension Funding Revenue Taxable
Series A 6.625%, 8/15/06..........................      AAA         3,400       3,459,500

San Bernardino County Pension Obligation Revenue
Taxable 6.87%, 8/1/08.............................      AAA         1,335       1,381,725

San Bernardino County Pension Obligation Revenue
Taxable 6.94%, 8/1/09.............................      AAA         3,625       3,770,000

6                      See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
CALIFORNIA--CONTINUED
Sonoma County Pension Obligation Revenue Taxable
6.625%, 6/1/13....................................      AAA      $  1,700   $   1,706,375
Ventura County Pension Obligation Taxable 6.54%,
11/1/05...........................................      AAA         1,325       1,348,187
                                                                            -------------
                                                                               38,324,999
                                                                            -------------

FLORIDA--0.3%
Tampa Solid Waste System Revenue Taxable Series A
6.23%, 10/1/05....................................    Aaa(c)        2,820       2,823,525

ILLINOIS--0.4%
Illinois Educational Facilities Authority-Loyola
University Revenue Taxable Series A 7.84%,
7/1/24............................................      AAA         3,410       3,623,125

MASSACHUSETTS--0.3%
Massachusetts State Port Authority
Revenue Taxable Series C 6.05%, 7/1/02............      AA-         1,575       1,584,844
Massachusetts State Water Resources Authority
Revenue Series D 5%, 8/1/24.......................      AAA         1,320       1,277,100
                                                                            -------------
                                                                                2,861,944
                                                                            -------------

NEW YORK--1.7%
Long Island Power Authority Electrical Systems
Revenue Series A 5.50%, 12/1/10...................      AAA         1,850       2,014,188

Metropolitan Transportation Authority Series A 5%,
4/1/23............................................      AAA         5,500       5,396,875

New York State General Obligation Taxable Series C
6.40%, 3/1/08.....................................      AAA         7,460       7,478,650
                                                                            -------------
                                                                               14,889,713
                                                                            -------------

PENNSYLVANIA--1.1%
Philadelphia Authority For Industrial Development
Pension Funding Retirement Systems Revenue Taxable
Series A 5.69%, 4/15/07...........................      AAA         3,000       2,880,000

Philadelphia Authority For Industrial Development
Pension Funding Retirement Systems Revenue Taxable
Series A 5.79%, 4/15/09...........................      AAA         3,020       2,884,100

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
PENNSYLVANIA--CONTINUED

Pittsburgh Pension Obligation Taxable Series C
6.50%, 3/1/17.....................................      AAA      $  4,250   $   4,143,750
                                                                            -------------
                                                                                9,907,850
                                                                            -------------

TEXAS--1.3%
Dallas-Fort Worth International Airport Revenue
Taxable 6.40%, 11/1/06............................      AAA         4,415       4,437,075

Dallas-Fort Worth International Airport Revenue
Taxable 6.40%, 11/1/07............................      AAA         1,200       1,204,500

Houston Water & Sewer System Revenue Refunding,
Jr. Lien, Series D 5%, 12/1/25....................      AAA         2,560       2,476,800

Texas Taxable Veterans Limited Series B 6.05%,
12/1/02...........................................      AA          3,000       3,026,250
                                                                            -------------
                                                                               11,144,625
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $82,760,728)                                                  83,575,781
-----------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.0%

Associates Manufactured Housing Pass Through 97-2,
A6 7.075%, 3/15/28................................      AAA         1,500       1,514,766

Capita Equipment Receivables Trust 97-1, B 6.45%,
8/15/02...........................................      A+          3,500       3,509,380

Discover Card Master Trust I 98-6, A 5.85%,
1/17/06...........................................      AAA         1,250       1,249,887

Fleetwood Credit Corp. Grantor Trust 96-B, A
6.90%, 3/15/12....................................      AAA         1,227       1,236,480

Ford Credit Auto Owner Trust 98-C, B 6.06%,
2/15/03...........................................       A          4,000       3,986,760

Green Tree Financial Corp. 96-2, M1 7.60%,
4/15/27...........................................      AA-         3,325       3,456,090

Premier Auto Trust 98-3, B 6.14%, 9/8/04..........      A+          2,500       2,531,421

                       See Notes to Financial Statements                       7

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
Triangle Funding Ltd. 98-2A, 3 144A 6.85%,
10/15/04(b)(d)....................................      BBB      $  6,000   $   5,973,750

Wachovia Credit Card Master Trust 99-1, A 5.081%,
8/15/06(d)........................................      AAA         2,500       2,499,219
-----------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $25,858,591)                                                  25,957,753
-----------------------------------------------------------------------------------------

CORPORATE BONDS--7.5%

BANKS (MAJOR REGIONAL)--0.4%
U.S. Bank of Minnesota N.A. 6.30%, 7/15/08........       A          1,500       1,485,000

Wachovia Corp. 5.625%, 12/15/08...................      A+          2,500       2,365,625
                                                                            -------------
                                                                                3,850,625
                                                                            -------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%
CSC Holdings, Inc. 7.625%, 7/15/18................      BB+         3,000       3,018,750
Turner Broadcasting System, Inc. 8.375%, 7/1/13...      BBB         3,000       3,431,250
                                                                            -------------
                                                                                6,450,000
                                                                            -------------

COMMUNICATIONS EQUIPMENT--0.3%
Metromedia Fiber Network, Inc. 144A 10%,
11/15/08(b).......................................       B          2,000       2,170,000

COMPUTERS (SOFTWARE & SERVICES)--0.3%
Computer Associates International, Inc. Series B
6.375%, 4/15/05...................................      A-          2,350       2,282,437

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.7%
Harrahs Operating Co., Inc. 7.875%, 12/15/05......      BB+         3,000       3,037,500

Station Casinos, Inc. 8.875%, 12/1/08.............      B+          2,630       2,728,625
                                                                            -------------
                                                                                5,766,125
                                                                            -------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.6%
Tenet Healthcare Corp. 8%, 1/15/05................      BB+         5,000       4,975,000

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
Boston Scientific Corp. 6.625%, 3/15/05...........      BBB         3,925       3,831,781

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------

LEISURE TIME (PRODUCTS)--0.3%
Bally Total Fitness Holding Corp. Series B 9.875%,
10/15/07..........................................      B-       $  2,500   $   2,565,625

MANUFACTURING (DIVERSIFIED)--0.6%
Tyco International Group SA 6.375%, 6/15/05.......      A-          4,800       4,830,000

METALS MINING--0.3%
Level 3 Communications, Inc. 9.125%, 5/1/08.......       B          2,565       2,622,712

PAPER & FOREST PRODUCTS--0.6%
Buckeye Technologies, Inc. 8.50%, 12/15/05........      BB-         5,000       5,156,250

PERSONAL CARE--0.3%
Revlon Consumer Products Corp. 9%, 11/1/06........       B          2,700       2,760,750

PUBLISHING--0.1%
Charter Communications Holdings LLC 144A 8.625%,
4/1/09(b).........................................      B+            900         924,750

REITS--0.3%
Meditrust Corp. 7.375%, 7/15/00...................      BB          3,000       2,928,319

SERVICES (RENTALS)--0.3%
Budget Group, Inc. 144A 9.125%, 4/1/06(b).........      BB-         2,500       2,493,750

TELEPHONE--0.3%
Century Telephone Enterprises, Inc. Series F
6.30%, 1/15/08....................................     BBB+         2,500       2,468,750

TEXTILES (APPAREL)--0.3%
Collins & Aikman Corp. 11.50%, 4/15/06............       B          2,500       2,681,250

TRUCKS & PARTS--0.1%
Cummins Engine Co., Inc. 6.45%, 3/1/05............     BBB+         1,250       1,220,313

WASTE MANAGEMENT--0.6%
Allied Waste North America, Inc. Series B 7.875%,
1/1/09............................................      BB          5,425       5,330,063
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $65,228,364)                                                  65,308,500
-----------------------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--14.9%

CS First Boston Mortgage Securities Corp. 97-C2,
A3 6.55%, 11/17/07................................      AAA      $ 10,000   $  10,012,500

CS First Boston Mortgage Securities Corp. 97-C2, B
6.72%, 11/17/07...................................     Aa(c)       11,000      11,020,625

CS First Boston Mortgage Securities Corp. 97-SPCE,
D 144A 7.332%, 4/20/08(b).........................    BBB(c)        7,539       7,369,372

DLJ Commercial Mortgage Corp. 99-CG1, A1B 6.46%,
1/10/09...........................................    Aaa(c)        2,000       2,005,000

DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A
7.58%, 2/12/06 (b)................................      AAA         4,400       4,574,625

DLJ Mortgage Acceptance Corp. 97-CF2, B2 144A
7.14%, 11/15/08(b)................................     BBB-         5,000       4,596,875

First Union Commercial Mortgage Trust 99-C1, A2
6.07%, 10/15/08...................................      AAA         1,800       1,752,750

First Union-Lehman Brothers Commercial Mortgage
97-C1, B 7.43%, 4/18/07...........................     Aa(c)        2,500       2,633,076

G.E. Capital Mortgage Services, Inc. 94-9, M
6.50%, 2/25/24....................................      AA         11,056      10,853,713
G.E. Capital Mortgage Services, Inc. 96-4, A5 7%,
3/25/26...........................................      AAA         8,701       8,831,939

G.E. Capital Mortgage Services, Inc. 96-8, 1M
7.25%, 5/25/26....................................      AA            484         493,559

GMAC Commercial Mortgage Securities, Inc. 97-C2, B
6.703%, 12/15/07..................................     Aa(c)        7,000       6,979,070
Lehman Brothers Commercial Conduit Mortgage Trust
98-C1, A3 6.48%, 1/18/08..........................    Aaa(c)        5,000       5,043,750

Lehman Brothers Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08........................      AAA         5,000       4,945,286

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------

Lehman Large Loan 97-LLI, B 6.95%, 3/12/07........      AA       $  4,340   $   4,457,716

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05..........................................      AA          1,500       1,579,219

Norwest Asset Securities Corp. 99-13, B1 6.75%,
4/25/29...........................................     AA(c)        9,202       9,046,716

Prudential Home Mortgage Securities 94-15, M
6.80%, 5/25/24....................................    Aaa(c)        8,234       8,186,378

Residential Asset Securitization Trust 96-A8, A1
8%, 12/25/26......................................      AAA           136         135,505

Residential Funding Mortgage Securities I 96-S1,
A11 7.10%, 1/25/26................................      AAA         2,800       2,843,750

Residential Funding Mortgage Securities I 96-S4,
M1 7.25%, 2/25/26.................................      AA          3,852       3,867,717

Residential Funding Mortgage Securities I 98-S13,
M1 6.75%, 6/25/28.................................     AA(c)        4,766       4,718,700

Securitized Asset Sales, Inc. 93-J, 2B 6.808%,
11/28/23..........................................     AA(c)        9,731       9,629,338

Structured Asset Securities Corp. 95-C4, B 7%,
6/25/26...........................................      AA          5,198       5,208,721
-----------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $130,347,812)                                                130,785,900
-----------------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--9.5%

ARGENTINA--1.0%
Republic of Argentina Bearer FRB 5.938%,
3/31/05(d)........................................      BB          4,152       3,695,680

Republic of Argentina 12.125%, 2/25/19............      BB          4,963       5,180,131
                                                                            -------------
                                                                                8,875,811
                                                                            -------------

BULGARIA--0.8%
Republic of Bulgaria IAB Series PDI Euro 5.875%,
7/28/11(d)........................................     B(c)         5,000       3,390,625

                       See Notes to Financial Statements                       9

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
BULGARIA--CONTINUED
Republic of Bulgaria FLIRB Series A Bearer 2.50%,
7/28/12(d)........................................     B(c)      $  6,105   $   3,720,234
                                                                            -------------
                                                                                7,110,859
                                                                            -------------

COLOMBIA--0.9%
Republic of Colombia 7.625%, 2/15/07..............     BBB-         9,000       7,875,000

COSTA RICA--0.5%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)(f).....................................      BB          4,685       4,641,336
CROATIA--0.7%
Croatia Series B 5.813%, 7/31/06(d)...............     BBB-         3,540       2,903,161
Croatia Series A 5.813%, 7/31/10(d)...............     BBB-         4,300       3,364,750
                                                                            -------------
                                                                                6,267,911
                                                                            -------------

KOREA--0.8%
Republic of Korea 8.875%, 4/15/08.................     BBB-         6,420       6,993,788
MEXICO--1.5%
United Mexican States Global Bond 11.50%,
5/15/26...........................................      BB         11,000      13,076,250

PANAMA--1.4%
Republic of Panama 8.875%, 9/30/27................      BB+        11,315      10,740,764
Republic of Panama 9.375%, 4/1/29.................      BB+         1,350       1,391,175
                                                                            -------------
                                                                               12,131,939
                                                                            -------------
PHILIPPINES--0.8%
Republic of Philippines 8.875%, 4/15/08...........      BB+         3,900       3,987,750
Republic of Philippines 9.875% 1/15/19............      BB+         2,750       2,853,125
                                                                            -------------
                                                                                6,840,875
                                                                            -------------

POLAND--1.1%
Poland Bearer PDI 5%, 10/27/14(d).................     BBB-         4,225       3,916,047
Poland Registered PDI 5%, 10/27/14(d).............     BBB-         6,100       5,653,938
                                                                            -------------
                                                                                9,569,985
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $82,403,767)                                                  83,383,754
-----------------------------------------------------------------------------------------

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------

FOREIGN CORPORATE BONDS--1.5%

ARGENTINA--0.4%
Compania de Radiocomunicaciones Moviles SA 144A
9.25%, 5/8/08(b)..................................     BBB-      $  1,500   $   1,447,500

Compania de Radiocomunicaciones Moviles SA 9.25%,
5/8/08............................................     BBB-         1,300       1,254,500

Telefonica de Argentina 144A 9.125%, 5/7/08(b)....     BBB-           725         701,438
                                                                            -------------
                                                                                3,403,438
                                                                            -------------

CHILE--0.3%
Compania Sud Americana de Vapores SA 7.375%,
12/8/03...........................................      BBB           610         579,500

Petropower I Funding Trust 144A 7.36%,
2/15/14(b)........................................      BBB         2,349       2,184,439
                                                                            -------------
                                                                                2,763,939
                                                                            -------------

JAPAN--0.5%
SB Treasury Co. LLC Series A 144A 9.40%,
12/29/49(b).......................................      BB+         4,880       4,894,986

POLAND--0.3%
TPSA Finance BV 144A 7.75%, 12/10/08(b)...........     BBB-         2,410       2,434,100
-----------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $13,775,867)                                                  13,496,463
-----------------------------------------------------------------------------------------

CONVERTIBLE BONDS--9.0%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
Clear Channel Communications, Inc. Cv. 2.625%,
4/1/03............................................     BBB-         2,100       2,656,500

COMPUTERS (HARDWARE)--0.7%
Hewlett-Packard Co. Cv. 0%, 10/14/17..............      AA         11,000       6,407,500

ELECTRONICS (SEMICONDUCTORS)--0.2%
National Semiconductor Cv. 144A 6.50%,
10/1/02(b)........................................     Ba(c)        1,950       1,657,500

INSURANCE (PROPERTY-CASUALTY)--0.9%
Berkshire Hathaway, Inc. Cv. 1%, 12/2/01..........    Aaa(c)        3,475       7,627,625

10                     See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
LODGING-HOTELS--0.5%
Hilton Hotels Corp. Cv. 5%, 5/15/06...............     BBB-      $  4,500   $   4,365,000
MANUFACTURING (DIVERSIFIED)--0.5%
Thermo Electron Corp. Cv. 144A 4.25%, 1/1/03(b)...      A-          5,200       4,582,500

OIL & GAS (DRILLING & EQUIPMENT)--1.2%
Baker Hughes, Inc. Cv. 0%, 5/5/08.................       A          2,100       1,554,000
Diamond Offshore Drilling, Inc. Cv. 3.75%,
2/15/07...........................................      A-          4,950       5,321,250

Nabors Industries, Inc. Cv. 5%, 5/15/06...........      BBB         3,005       3,542,144
                                                                            -------------
                                                                               10,417,394
                                                                            -------------

PUBLISHING (NEWSPAPERS)--0.2%
Times Mirror Co. Cv. 144A 0%, 4/15/17(b)..........       A          3,500       1,649,375
RETAIL (BUILDING SUPPLIES)--0.4%
Home Depot, Inc. (The) Cv. 3.25%, 10/1/01.........      A+          1,250       3,154,687
RETAIL (DRUG STORES)--0.6%
Rite Aid Corp. Cv. 144A 5.25%, 9/15/02(b).........      BBB         5,175       5,226,750

RETAIL (SPECIALTY)--0.8%
Office Depot, Inc. Cv. 0%, 11/1/08................     BBB-         3,350       2,793,062
Pep Boys - Manny, Moe & Jack (The) Cv. 0%,
9/20/11...........................................      BB+         7,775       4,091,594
                                                                            -------------
                                                                                6,884,656
                                                                            -------------

SERVICES (ADVERTISING/MARKETING)--1.0%
Interpublic Group (The) Cv. 144A 1.80%,
9/16/04(b)........................................      NR          2,500       2,812,500

Omnicom Group, Inc. Cv. 144A 2.25%, 1/6/13(b).....      A-          4,000       6,375,000
                                                                            -------------
                                                                                9,187,500
                                                                            -------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
United States Cellular Corp. Cv. 0%, 6/15/15......     BBB-         6,000       2,902,500

TELEPHONE--0.4%
Bell Atlantic Financial Services Cv. 144A 4.25%,
9/15/05(b)........................................      A+          3,250       3,566,875

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------

WASTE MANAGEMENT--1.0%
Waste Management, Inc. Cv. 4%, 2/1/02.............      BBB      $  2,650   $   3,620,563
Waste Management, Inc. Cv. 2%, 1/24/05............      BBB         4,710       5,275,200
                                                                            -------------
                                                                                8,895,763
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $72,582,086)                                                  79,182,125
-----------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--1.0%

SWITZERLAND--1.0%
Novartis AG Cv. 144A 2%, 10/6/02(b)...............    Aaa(c)        1,330       1,895,250
Novartis AG Cv. 2%, 10/6/02.......................    Aaa(c)        1,500       2,137,500
Roche Holdings, Inc. Cv. 144A 0%, 5/6/12(b).......      NR          7,800       4,241,250
-----------------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $7,542,531)                                                    8,274,000
-----------------------------------------------------------------------------------------

                                                                SHARES
                                                               ---------
COMMON STOCKS--35.1%

AEROSPACE/DEFENSE--0.2%
Cordant Technologies, Inc.........................                 4,300         198,337
General Dynamics Corp.............................                20,000       1,405,000
                                                                           -------------
                                                                               1,603,337
                                                                           -------------

AGRICULTURAL PRODUCTS--0.0%
Fresh Del Monte Produce, Inc.(e)..................                 8,800         138,600

AIRLINES--0.0%
COMAIR Holdings, Inc..............................                 6,900         152,231

AUTOMOBILES--1.1%
Ford Motor Co.....................................               140,200       8,964,037
General Motors Corp...............................                 9,300         827,119
                                                                           -------------
                                                                               9,791,156
                                                                           -------------

BANKS (MAJOR REGIONAL)--1.5%
Bank One Corp.....................................               117,200       6,914,800
First Union Corp..................................                22,500       1,245,937
Fleet Financial Group, Inc........................                19,600         844,025
Mellon Bank Corp..................................                 7,400         549,912
Wells Fargo Co....................................                78,000       3,368,625
                                                                           -------------
                                                                              12,923,299
                                                                           -------------

                       See Notes to Financial Statements                      11

Phoenix Income and Growth Fund

                                                                SHARES
                                                               ---------

BANKS (MONEY CENTER)--1.3%
Bank of America Corp..............................                31,100   $   2,239,200
Chase Manhattan Corp. (The).......................               107,400       8,887,350
                                                                           -------------
                                                                              11,126,550
                                                                           -------------

BANKS (REGIONAL)--0.3%
City National Corp................................                23,300         899,962
UnionBanCal Corp..................................                55,500       1,893,937
                                                                           -------------
                                                                               2,793,899
                                                                           -------------

BEVERAGES (ALCOHOLIC)--0.2%
Anheuser-Busch Companies, Inc.....................                29,700       2,171,813

BIOTECHNOLOGY--0.2%
Amgen, Inc.(e)....................................                29,600       1,818,550

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Chris-Craft Industries, Inc.(e)...................                11,124         522,828

BUILDING MATERIALS--0.0%
Owens Corning.....................................                 5,300         188,812
CHEMICALS (DIVERSIFIED)--0.2%
Goodrich (B.F.) Co. (The).........................                38,600       1,534,350

COMMUNICATIONS EQUIPMENT--1.1%
Comverse Technology, Inc.(e)......................                11,400         731,025
Lucent Technologies, Inc..........................               124,000       7,455,500
QUALCOMM, Inc.(e).................................                 1,700         340,000
Tellabs, Inc.(e)..................................                 7,000         766,937
                                                                           -------------
                                                                               9,293,462
                                                                           -------------

COMPUTERS (HARDWARE)--2.1%
Apple Computer, Inc.(e)...........................                29,800       1,370,800
Compaq Computer Corp..............................                77,400       1,726,987
Dell Computer Corp.(e)............................                60,600       2,495,962
Electronics for Imaging, Inc.(e)..................                 2,500         118,281
Gateway 2000, Inc.(e).............................                10,700         708,206
Hewlett-Packard Co................................                41,300       3,257,537
International Business Machines Corp..............                35,100       7,342,481
NCR Corp.(e)......................................                12,800         524,800
Sun Microsystems, Inc.(e).........................                16,800       1,004,850
                                                                           -------------
                                                                              18,549,904
                                                                           -------------

COMPUTERS (NETWORKING)--0.5%
3Com Corp.(e).....................................                12,900         337,012

                                                                SHARES         VALUE
                                                               ---------   -------------
COMPUTERS (NETWORKING)--CONTINUED
Cisco Systems, Inc.(e)............................                34,500   $   3,935,156
                                                                           -------------
                                                                               4,272,168
                                                                           -------------

COMPUTERS (PERIPHERALS)--0.3%
EMC Corp.(e)......................................                23,500       2,560,031
Seagate Technology, Inc.(e).......................                17,400         485,025
                                                                           -------------
                                                                               3,045,056
                                                                           -------------

COMPUTERS (SOFTWARE & SERVICES)--2.6%
America Online, Inc.(e)...........................                26,200       3,740,050
BMC Software, Inc.(e).............................                 3,600         155,025
Computer Associates International, Inc............                26,900       1,148,294
Computer Sciences Corp.(e)........................                 9,200         547,975
Compuware Corp.(e)................................                12,600         307,125
Microsoft Corp.(e)................................               159,600      12,977,475
Oracle Corp.(e)...................................                44,100       1,193,456
Sterling Software, Inc.(e)........................                22,500         465,469
Synopsys, Inc.(e).................................                11,500         541,937
Unisys Corp.(e)...................................                49,600       1,559,300
                                                                           -------------
                                                                              22,636,106
                                                                           -------------

CONSTRUCTION (CEMENT & AGGREGATES)--0.2%
Centex Construction Products, Inc.................                   600          21,225
Lafarge Corp......................................                11,000         371,937
Vulcan Materials Co...............................                25,300       1,208,075
                                                                           -------------
                                                                               1,601,237
                                                                           -------------

CONSUMER FINANCE--0.1%
Countrywide Credit Industries, Inc................                16,900         765,781

DISTRIBUTORS (FOOD & HEALTH)--0.1%
AmeriSource Health Corp. Class A(e)...............                 2,400          66,450
Bergen Brunswig Corp. Class A.....................                 4,500          85,500
McKesson HBOC, Inc................................                13,500         472,500
                                                                           -------------
                                                                                 624,450
                                                                           -------------

ELECTRIC COMPANIES--2.3%
Central & South West Corp.........................                88,600       2,198,387
Consolidated Edison, Inc..........................                45,000       2,044,687
DTE Energy Co.....................................                73,300       2,991,556
Dominion Resources, Inc...........................                28,900       1,188,512
Duke Energy Corp..................................                13,000         728,000
FPL Group, Inc....................................                 8,800         496,100

12                     See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                                SHARES         VALUE
                                                               ---------   -------------
ELECTRIC COMPANIES--CONTINUED
LG&E Energy Corp..................................                69,400   $   1,513,787
Minnesota Power, Inc..............................               112,000       2,359,000
Texas Utilities Co................................                27,500       1,093,125
UtiliCorp United, Inc.............................               217,400       5,312,712
                                                                           -------------
                                                                              19,925,866
                                                                           -------------
ELECTRICAL EQUIPMENT--0.8%
General Electric Co...............................                53,300       5,623,150
Rockwell International Corp.......................                30,000       1,548,750
                                                                           -------------
                                                                               7,171,900
                                                                           -------------

ELECTRONICS (INSTRUMENTATION)--0.1%
EG&G, Inc.........................................                23,100         721,875

ELECTRONICS (SEMICONDUCTORS)--1.1%
Intel Corp........................................               151,400       9,263,787
Texas Instruments, Inc............................                 1,400         142,975
Vitesse Semiconductor Corp.(e)....................                 9,300         430,706
                                                                           -------------
                                                                               9,837,468
                                                                           -------------

ENGINEERING & CONSTRUCTION--0.0%
McDermott International, Inc......................                 7,800         226,200
ENTERTAINMENT--0.3%
Time Warner, Inc..................................                18,800       1,316,000
Viacom, Inc. Class B(e)...........................                25,400       1,038,225
                                                                           -------------
                                                                               2,354,225
                                                                           -------------

FINANCIAL (DIVERSIFIED)--2.1%
Citigroup, Inc....................................                59,100       4,447,275
Doral Financial Corp..............................                30,300         534,037
Fannie Mae........................................               104,100       7,384,594
Morgan Stanley Dean Witter & Co...................                57,800       5,733,038
                                                                           -------------
                                                                              18,098,944
                                                                           -------------

FOODS--0.7%
Earthgrains Co. (The).............................                31,100         658,931
General Mills, Inc................................                15,100       1,104,188
Quaker Oats Co. (The).............................                61,900       3,996,419
                                                                           -------------
                                                                               5,759,538
                                                                           -------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.0%
International Game Technology.....................                10,500         186,375

                                                                SHARES         VALUE
                                                               ---------   -------------

GOLD & PRECIOUS METALS MINING--0.0%
Placer Dome, Inc..................................                27,500   $     388,438

HEALTH CARE (DIVERSIFIED)--0.7%
Allergan, Inc.....................................                 7,700         692,038
Bristol-Myers Squibb Co...........................                21,200       1,347,525
Warner-Lambert Co.................................                59,000       4,008,313
                                                                           -------------
                                                                               6,047,876
                                                                           -------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.1%
Genentech, Inc.(e)................................                24,700       2,090,238
Lilly (Eli) & Co..................................                36,700       2,702,038
Medicis Pharmaceutical Corp. Class A(e)...........                 5,300         128,856
Merck & Co., Inc..................................                68,600       4,819,150
Pfizer, Inc.......................................                40,700       4,683,044
Pharmacia & Upjohn, Inc...........................                25,300       1,416,800
Roberts Pharmaceutical Corp.(e)...................                15,100         256,700
Schering-Plough Corp..............................                55,800       2,695,838
                                                                           -------------
                                                                              18,792,664
                                                                           -------------

HEALTH CARE (GENERIC AND OTHER)--0.0%
Barr Laboratories, Inc.(e)........................                 2,400          72,150
Mylan Laboratories, Inc...........................                11,000         249,563
                                                                           -------------
                                                                                 321,713
                                                                           -------------

HEALTH CARE (MANAGED CARE)--0.3%
Aetna, Inc........................................                 4,000         350,750
Humana, Inc.(e)...................................                 9,400         128,075
PacifiCare Health Systems, Inc. Class B(e)........                17,000       1,356,281
Trigon Healthcare, Inc.(e)........................                11,300         358,775
Wellpoint Health Networks, Inc.(e)................                10,400         730,600
                                                                           -------------
                                                                               2,924,481
                                                                           -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
Baxter International, Inc.........................                12,000         756,000

HEALTH CARE (SPECIALIZED SERVICES)--0.0%
Omnicare, Inc.....................................                15,200         365,750

HOMEBUILDING--0.1%
Centex Corp.......................................                 9,900         361,969
Fleetwood Enterprises, Inc........................                11,700         288,844
Kaufman and Broad Home Corp.......................                 2,900          70,506
Lennar Corp.......................................                10,700         258,806

                       See Notes to Financial Statements                      13

Phoenix Income and Growth Fund

                                                                SHARES         VALUE
                                                               ---------   -------------
HOMEBUILDING--CONTINUED
Pulte Corp........................................                 4,100   $      92,763
                                                                           -------------
                                                                               1,072,888
                                                                           -------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.1%
Maytag Corp.......................................                 2,000         136,750
Whirlpool Corp....................................                11,400         756,675
                                                                           -------------
                                                                                 893,425
                                                                           -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--0.1%
Church & Dwight Co., Inc..........................                15,300         655,031

HOUSEWARES--0.2%
Tupperware Corp...................................                66,700       1,579,956

INSURANCE (LIFE/HEALTH)--0.4%
Lincoln National Corp.............................                40,300       3,871,319

INSURANCE (MULTI-LINE)--0.2%
American International Group, Inc.................                 1,300         152,669
CIGNA Corp........................................                 5,000         435,938
Hartford Financial Services Group, Inc. (The).....                 5,000         294,688
Loews Corp........................................                 6,100         446,444
                                                                           -------------
                                                                               1,329,739
                                                                           -------------
INSURANCE (PROPERTY-CASUALTY)--0.4%
Allstate Corp. (The)..............................                95,800       3,484,725
HCC Insurance Holdings, Inc.......................                 3,200          67,600
                                                                           -------------
                                                                               3,552,325
                                                                           -------------

INSURANCE BROKERS--0.6%
Gallagher (Arthur J.) & Co........................                32,900       1,562,750
Marsh & McLennan Companies, Inc...................                53,100       4,065,469
                                                                           -------------
                                                                               5,628,219
                                                                           -------------

INVESTMENT BANKING/BROKERAGE--0.3%
Lehman Brothers Holdings, Inc.....................                 5,000         277,813
Merrill Lynch & Co., Inc..........................                30,600       2,568,488
                                                                           -------------
                                                                               2,846,301
                                                                           -------------

INVESTMENT MANAGEMENT--0.2%
Equitable Companies, Inc. (The)...................                29,300       1,972,256
IRON & STEEL--0.0%
USX-U. S. Steel Group, Inc........................                 6,600         199,650

                                                                SHARES         VALUE
                                                               ---------   -------------

LEISURE TIME (PRODUCTS)--0.1%
Brunswick Corp....................................                 3,400   $      81,600
Polaris Industries, Inc...........................                10,800         407,025
                                                                           -------------
                                                                                 488,625
                                                                           -------------

MACHINERY (DIVERSIFIED)--0.4%
Ingersoll-Rand Co.................................                37,600       2,601,450
Tecumseh Products Co. Class A.....................                 7,800         476,775
                                                                           -------------
                                                                               3,078,225
                                                                           -------------

MANUFACTURING (DIVERSIFIED)--1.5%
Crane Co..........................................                17,700         512,194
National Service Industries, Inc..................                 3,800         147,963
Pentair, Inc......................................                10,200         479,400
Premark International, Inc........................                54,900       2,021,006
Tredegar Industries, Inc..........................                37,500       1,000,781
Tyco International Ltd............................                39,200       3,185,000
United Technologies Corp..........................                37,600       5,447,300
                                                                           -------------
                                                                              12,793,644
                                                                           -------------

MANUFACTURING (SPECIALIZED)--0.1%
Briggs & Stratton Corp............................                 1,700         112,094
Teleflex, Inc.....................................                 5,700         248,306
YORK International Corp...........................                13,300         548,625
                                                                           -------------
                                                                                 909,025
                                                                           -------------

NATURAL GAS--0.3%
MDU Resources Group, Inc..........................                15,500         330,344
Sempra Energy.....................................                84,900       1,761,675
Southwest Gas Corp................................                28,400         811,175
                                                                           -------------
                                                                               2,903,194
                                                                           -------------

OIL & GAS (DRILLING & EQUIPMENT)--0.1%
Halliburton Co....................................                 2,200          93,775
Tidewater, Inc....................................                 4,400         116,600
Transocean Offshore, Inc..........................                 7,500         222,656
                                                                           -------------
                                                                                 433,031
                                                                           -------------

OIL & GAS (REFINING & MARKETING)--0.1%
El Paso Energy Corp...............................                 6,200         227,850
Ultramar Diamond Shamrock Corp....................                30,600         705,713
                                                                           -------------
                                                                                 933,563
                                                                           -------------

14                     See Notes to Financial Statements

                                                                SHARES         VALUE
                                                               ---------   -------------
OIL (INTERNATIONAL INTEGRATED)--0.2%
Exxon Corp........................................                20,800   $   1,727,700

PAPER & FOREST PRODUCTS--0.0%
Louisiana-Pacific Corp............................                 2,000          41,625

PHOTOGRAPHY/IMAGING--0.3%
Eastman Kodak Co..................................                37,300       2,783,513
RAILROADS--0.1%
Union Pacific Corp................................                 7,600         456,000

RETAIL (BUILDING SUPPLIES)--0.4%
Home Depot, Inc. (The)............................                41,500       2,487,406
Lowe's Companies, Inc.............................                25,500       1,345,125
                                                                           -------------
                                                                               3,832,531
                                                                           -------------

RETAIL (COMPUTERS & ELECTRONICS)--0.1%
Best Buy Co., Inc.(e).............................                 9,800         467,950

RETAIL (DISCOUNTERS)--0.1%
Ross Stores, Inc..................................                15,000         689,063

RETAIL (FOOD CHAINS)--0.1%
Federated Department Stores, Inc.(e)..............                15,400         718,988
RETAIL (GENERAL MERCHANDISE)--1.1%
Dayton Hudson Corp................................                26,000       1,750,125
Kmart Corp.(e)....................................                30,200         449,225
Wal-Mart Stores, Inc..............................               164,000       7,544,000
                                                                           -------------
                                                                               9,743,350
                                                                           -------------

RETAIL (SPECIALTY)--0.1%
Office Depot, Inc.(e).............................                 8,300         182,600
Zale Corp.(e).....................................                11,200         423,500
                                                                           -------------
                                                                                 606,100
                                                                           -------------

RETAIL (SPECIALTY-APPAREL)--0.1%
Gap, Inc. (The)...................................                 8,100         539,156
TJX Companies, Inc. (The).........................                23,000         766,188
                                                                           -------------
                                                                               1,305,344
                                                                           -------------

SERVICES (ADVERTISING/MARKETING)--0.3%
Omnicom Group, Inc................................                38,700       2,805,750
Snyder Communications, Inc.(e)....................                 4,200         123,375
                                                                           -------------
                                                                               2,929,125
                                                                           -------------
                                                                SHARES         VALUE
                                                               ---------   -------------

SERVICES (COMMERCIAL & CONSUMER)--0.4%
Cendant Corp.(e)..................................                20,900   $     376,200
Hertz Corp. (The) Class A.........................                 7,100         423,781
Metzler Group, Inc. (The)(e)......................                 2,500          69,688
Ogden Corp........................................                22,500         580,781
Viad Corp.........................................                54,500       1,801,906
                                                                           -------------
                                                                               3,252,356
                                                                           -------------

SERVICES (DATA PROCESSING)--0.0%
Concord EFS, Inc.(e)..............................                 1,500          50,063
NOVA Corp.(e).....................................                 2,700          70,200
                                                                           -------------
                                                                                 120,263
                                                                           -------------

SERVICES (EMPLOYMENT)--0.0%
Interim Services, Inc.(e).........................                 4,300          74,713

SPECIALTY PRINTING--0.3%
Deluxe Corp.......................................                81,300       2,815,013

TELECOMMUNICATIONS (LONG DISTANCE)--1.0%
AT&T Corp.........................................               157,050       7,931,025
MCI WorldCom, Inc.(e).............................                 6,400         526,000
                                                                           -------------
                                                                               8,457,025
                                                                           -------------

TELEPHONE--1.9%
Ameritech Corp....................................                32,400       2,217,375
Bell Atlantic Corp................................                 6,000         345,750
BellSouth Corp....................................               152,400       6,819,900
GTE Corp..........................................                34,400       2,302,650
SBC Communications, Inc...........................                50,800       2,844,800
U S WEST, Inc.....................................                44,700       2,338,369
                                                                           -------------
                                                                              16,868,844
                                                                           -------------

TEXTILES (APPAREL)--0.2%
Jones Apparel Group, Inc.(e)......................                 7,200         237,600
Tommy Hilfiger Corp.(e)...........................                 3,100         216,613
V. F. Corp........................................                27,000       1,390,500
                                                                           -------------
                                                                               1,844,713
                                                                           -------------

TOBACCO--0.5%
Philip Morris Companies, Inc......................               119,800       4,200,488


                       See Notes to Financial Statements                      15

                                                                SHARES         VALUE
                                                               ---------   -------------
TRUCKS & PARTS--0.0%
PACCAR, Inc.......................................                 6,100   $     341,600
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $232,492,839)                                               307,849,622
----------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.5%
COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp. (Canada)....................                23,200       1,581,950
OIL (DOMESTIC INTEGRATED)--0.3%
Royal Dutch Petroleum Co. NY Registered Shares
(Netherlands).....................................                46,700       2,740,706
----------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,605,871)                                                   4,322,656
----------------------------------------------------------------------------------------
WARRANTS--0.0%
Republic of Argentina Warrants(e).................                 3,713          12,160
----------------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                              12,160
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $792,111,403)                                                878,141,220(a)
Cash and receivables, less liabilities--(0.2%)                                 (2,082,300)
                                                                           --------------
NET ASSETS--100.0%                                                         $  876,058,920
                                                                           --------------
                                                                           --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $102,574,014 and gross depreciation of $16,599,448 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $792,166,654.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to a value of $76,413,921 or 8.7% of net assets.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  When issued.
(g)  All or a portion segregated as collateral.

16
                       See Notes to Financial Statements

Phoenix Income and Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value (Identified cost
  $792,111,403)                                               $  878,141,220
Receivables
  Dividends and interest                                           7,136,809
  Investment securities sold                                       5,519,961
  Fund shares sold                                                   156,703
Prepaid expenses                                                      21,006
                                                              --------------
    Total assets                                                 890,975,699
                                                              --------------
LIABILITIES
Payables
  Custodian                                                        2,243,494
  Investment securities purchased                                  9,234,375
  Fund shares repurchased                                          1,564,555
  Distribution fee                                                   856,748
  Investment advisory fee                                            509,182
  Transfer agent fee                                                 234,796
  Financial agent fee                                                 30,307
  Trustees' fee                                                        4,514
Accrued expenses                                                     238,808
                                                              --------------
    Total liabilities                                             14,916,779
                                                              --------------
NET ASSETS                                                    $  876,058,920
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  792,487,957
Undistributed net investment income                                  734,403
Accumulated net realized loss                                     (3,193,257)
Net unrealized appreciation                                       86,029,817
                                                              --------------
NET ASSETS                                                    $  876,058,920
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization (Net Assets $565,275,700)        58,384,411
Net asset value per share                                              $9.68
Offering price per share $9.68/(1-4.75%)                              $10.16
CLASS B
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization (Net Assets $310,783,220)        32,075,889
Net asset value and offering price per share                           $9.69

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Interest                                                      $   34,807,538
Dividends                                                          5,904,477
Foreign taxes withheld                                                (3,299)
                                                              --------------
    Total investment income                                       40,708,716
                                                              --------------
EXPENSES
Investment advisory fee                                            5,907,808
Distribution fee, Class A                                          1,285,251
Distribution fee, Class B                                          3,298,720
Financial agent fee                                                  368,649
Transfer agent                                                     1,125,098
Printing                                                             139,272
Registration                                                          82,199
Custodian                                                             71,519
Professional                                                          39,613
Trustees                                                              11,957
Miscellaneous                                                         28,411
                                                              --------------
    Total expenses                                                12,358,497
    Custodian fees paid indirectly                                    (7,467)
                                                              --------------
    Net expenses                                                  12,351,030
                                                              --------------
NET INVESTMENT INCOME                                             28,357,686
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    7,074,081
                                                              --------------
Net change in unrealized appreciation (depreciation) on
  investments                                                     21,127,797
Less unrealized depreciation in connection with Phoenix
  Convertible Fund merger                                         (5,042,696)
                                                              --------------
    Net change in unrealized appreciation (depreciation)          26,170,493
                                                              --------------
NET GAIN ON INVESTMENTS                                           33,244,574
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   61,602,260
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      17

Phoenix Income and Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended      Year Ended
                                                       4/30/99         4/30/98
                                                    -------------   -------------
FROM OPERATIONS
  Net investment income (loss)                      $  28,357,686   $  27,467,229
  Net realized gain (loss)                              7,074,081     131,616,037
  Net change in unrealized appreciation
    (depreciation)                                     26,170,493       4,573,207
                                                    -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     61,602,260     163,656,473
                                                    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                      (19,397,606)    (17,182,669)
  Net investment income, Class B                      (10,518,250)    (10,988,112)
  Net realized gains, Class A                         (43,303,686)    (54,265,543)
  Net realized gains, Class B                         (24,388,234)    (43,432,965)
  In excess of net realized gains, Class A             (1,947,627)             --
  In excess of net realized gains, Class B             (1,096,886)             --
                                                    -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                     (100,652,289)   (125,869,289)
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (4,894,329 and
    2,818,975 shares, respectively)                    49,000,837      29,110,549
  Net asset value of shares issued from
    Convertible Fund merger (16,132,079 shares)       156,615,165              --
  Net asset value of shares issued from
    reinvestment of distributions
    (5,607,651 and 6,091,273 shares, respectively)     52,935,795      58,628,750
  Cost of shares repurchased (13,333,886 and
    9,627,226, respectively)                         (131,232,769)    (99,772,724)
                                                    -------------   -------------
Total                                                 127,319,028     (12,033,425)
                                                    -------------   -------------
CLASS B
  Proceeds from sales of shares (1,583,031 and
    2,189,770 shares, respectively)                    15,437,928      22,255,564
  Net asset value of shares issued from
    Convertible Fund merger (740,793 shares)            7,207,950              --
  Net asset value of shares issued from
    reinvestment of distributions
    (3,039,308 and 4,402,084 shares, respectively)     28,805,790      42,377,821
  Cost of shares repurchased (8,694,838 and
    8,764,802, respectively)                          (85,529,726)    (90,886,654)
                                                    -------------   -------------
Total                                                 (34,078,058)    (26,253,269)
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                       93,240,970     (38,286,694)
                                                    -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS                54,190,941        (499,510)
NET ASSETS
  Beginning of period                                 821,867,979     822,367,489
                                                    -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF
    $734,403 AND $2,057,869, RESPECTIVELY]          $ 876,058,920   $ 821,867,979
                                                    -------------   -------------
                                                    -------------   -------------

18                     See Notes to Financial Statements

Phoenix Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,
                                           --------------------------------------------------------------------
                                                 1999           1998           1997          1996          1995
Net asset value, beginning of period        $   10.20      $    9.86      $   10.08     $    8.88     $    9.33
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.36           0.38           0.40          0.44          0.46
  Net realized and unrealized gain
    (loss)                                       0.29           1.63           0.66          1.22          0.03
                                           ----------     ----------     ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS           0.65           2.01           1.06          1.66          0.49
                                           ----------     ----------     ----------    ----------    ----------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.38)         (0.39)         (0.40)        (0.42)        (0.45)
  Dividends from net realized gains             (0.76)         (1.28)         (0.88)        (0.04)        (0.33)
  In excess of net realized gains               (0.03)            --             --            --         (0.16)
                                           ----------     ----------     ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                       (1.17)         (1.67)         (1.28)        (0.46)        (0.94)
                                           ----------     ----------     ----------    ----------    ----------
Change in net asset value                       (0.52)          0.34          (0.22)         1.20         (0.45)
                                           ----------     ----------     ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD              $    9.68      $   10.20      $    9.86     $   10.08     $    8.88
                                           ----------     ----------     ----------    ----------    ----------
                                           ----------     ----------     ----------    ----------    ----------
Total return(1)                                  6.97%         21.87%         10.93%        19.01%         5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $565,276       $459,992       $451,439      $493,454      $490,225
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                       1.17%(2)       1.13%          1.18%         1.18%         1.16%
  Net investment income                          3.64%          3.61%          3.82%         4.39%         5.07%
Portfolio turnover                                 68%           155%           111%          107%           90%

                                                                          CLASS B
                                           ----------------------------------------------------------------------
                                                                    YEAR ENDED APRIL 30,
                                           ----------------------------------------------------------------------
                                                 1999           1998           1997           1996           1995
Net asset value, beginning of period        $   10.22      $    9.87      $   10.09      $    8.88      $    9.32
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.29           0.30           0.31           0.36           0.39
  Net realized and unrealized gain
    (loss)                                       0.29           1.64           0.67           1.23           0.04
                                           ----------     ----------     ----------     ----------     ----------
      TOTAL FROM INVESTMENT OPERATIONS           0.58           1.94           0.98           1.59           0.43
                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.32)         (0.31)         (0.32)         (0.34)         (0.38)
  Dividends from net realized gains             (0.76)         (1.28)         (0.88)         (0.04)         (0.33)
  In excess of net realized gains               (0.03)            --             --             --          (0.16)
                                           ----------     ----------     ----------     ----------     ----------
      TOTAL DISTRIBUTIONS                       (1.11)         (1.59)         (1.20)         (0.38)         (0.87)
                                           ----------     ----------     ----------     ----------     ----------
Change in net asset value                       (0.53)          0.35          (0.22)          1.21          (0.44)
                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD              $    9.69      $   10.22      $    9.87      $   10.09      $    8.88
                                           ----------     ----------     ----------     ----------     ----------
                                           ----------     ----------     ----------     ----------     ----------
Total return(1)                                  6.18%         21.03%         10.05%         18.14%          5.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $310,783       $361,876       $370,929       $396,169       $386,515
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                       1.92%(2)       1.88%          1.93%          1.93%          1.91%
  Net investment income                          2.92%          2.86%          3.06%          3.64%          4.32%
Portfolio turnover                                 68%           155%           111%           107%            90%

(1)  Maximum sales charge is not reflected in the total return calculation.
(2) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Income and Growth Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1.0 billion and 0.65% for the second $1.0 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $38,121 for Class A shares and deferred sales charges of $414,587 for Class B shares for the year ended April 30, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and reimbursed up to 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1999, $2,875,843 was earned by the Distributor, $1,618,072 was paid to unaffiliated participants and $90,056 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million, to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1999, transfer agent fees were $1,125,098 of which PEPCO retained $421,918 which is net of fees paid to State Street.

  At April 30, 1999, PHL and affiliates held 159 Class A shares and 22 Class B shares of the Fund with a combined value of $1,754.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended April 30, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $446,322,867 and $539,094,662, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $114,799,029 and $141,428,881, respectively.

4. MERGER

  On October 23, 1998, the Fund acquired all the net assets of the Phoenix Convertible Fund Series ("Convertible Fund") pursuant to an Agreement and Plan of Reorganization approved by fund shareholders on October 14, 1998. The acquisition was accomplished by a tax-free exchange of 16,132,079 Class A shares of the Fund and 740,793 Class B shares of the Fund (valued at $156,615,165 and $7,207,950, respectively) for 9,661,762 Convertible Fund Class A shares and 446,615 Convertible Fund Class B shares outstanding on October 23, 1998. The Convertible Fund's net assets at that date of $163,823,115, including $5,042,696 of unrealized depreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $908,891,194.

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

6. CAPITAL LOSS CARRYOVERS

  Under current tax law, currency losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1999, the Fund deferred capital losses in the amount of $3,138,006.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1999, the Fund decreased capital paid in on shares of beneficial interest by $85,960, increased undistributed net investment income by $234,704 and decreased accumulated net realized gains by $148,744.

TAX INFORMATION NOTICE (UNAUDITED)

  The Fund distributed $53,572,834 of long-term capital gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix Income and Growth Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Trustees and Shareholders of
Phoenix Income and Growth Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Phoenix Income and Growth Fund (the "Fund") at April 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 11, 1999

PHOENIX INCOME AND GROWTH FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Steven L. Colton, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                              ---------------
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Enfield CT 06083-2200                                             U.S. Postage
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